LETTER OF TRANSMITTAL

                             To Tender For Exchange
                    any and all 8 1/2% Senior Notes due 2013
         that have not been registered under the Securities Act of 1933 for
                          8 1/2% Senior Notes due 2013
           that have been registered under the Securities Act of 1933 of

                            BUCKEYE TECHNOLOGIES INC.


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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
       TIME, ON ________ , 2003 UNLESS EXTENDED (THE "EXPIRATION DATE ").
--------------------------------------------------------------------------------

                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

          THE EXCHANGE AGENT (THE "EXCHANGE AGENT ") FOR THE OFFER IS:

                              [           ]

By Overnight Courier:     By Regular Mail or Hand:      By Facsimile:


                                                        To Confirm by Telephone:

                      (if by mail, registered or certified
                                  recommended)

          Delivery of this letter of transmittal to an address other than as set forth above will not constitute a valid delivery unless an agent's message is delivered in accordance with instruction 1 to this letter of transmittal.

          For any questions regarding this letter of transmittal or for any additional information, you may contact the exchange agent by telephone at [ ].

          The undersigned hereby acknowledges receipt of the prospectus dated __________, 2003 (the "Prospectus") of Buckeye Technologies Inc., a Delaware corporation (the "Company"), and this letter of transmittal (the "Letter of Transmittal"). Together the Prospectus and the Letter of Transmittal constitute Buckeye's offer (the "Exchange Offer") to exchange its 8 1/2% Senior Notes due 2013 (the "New Notes") that have been registered under the Securities Act of 1933 (the "Securities Act") for any and all of its outstanding 8 1/2% Senior Notes due 2013 (the "Old Notes") that have not been registered under the Securities Act. Those are currently an aggregate principal amount of $200,000,000 of Old Notes outstanding. Capitalized terms used but not defined in this Letter of Transmittal have the meanings given to them in the Prospectus.

          For each Old Note accepted for exchange, the Holder of that Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. Old Notes accepted for exchange will not receive accrued interest at the time of exchange. However, each New Note will bear interest if no interest has been paid on the Old Note, from the date on which interest on the Old Notes has been most recently paid or, if no interest has yet been paid, from September 22, 2003.

          Holders of Old Notes should complete this Letter of Transmittal if either (1) certificates are to be forwarded with the letter or (2) a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Book Entry Transfer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or before the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Holders are hereby advised that Delivery of documents to DTC does not constitute delivery to the exchange agent.

          The undersigned hereby tenders the Old Notes described in Box 1 below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the tendered Old Notes and further represents that it has received from each beneficial owner of the tendered Old Notes (collectively, the "Beneficial Owners") a duly completed and executed form of "Instructions to Registered Holder and/or DTC Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

          Subject to, and effective upon, the acceptance for exchange of the tendered Old Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Buckeye, all right, title, and interest in, to, and under the Old Notes.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Old Notes, with full power of substitution (this power of attorney being deemed to be an irrevocable power coupled with an interest), to: (1) deliver the tendered Old Notes to Buckeye or cause ownership of the tendered Old Notes to be transferred to, or upon the order of, Buckeye on the books of the registrar for the Old Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, Buckeye upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon acceptance by Buckeye of the tendered Old Notes pursuant to the Exchange Offer, and (2) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Old Notes, all in accordance with the terms of the Exchange Offer.

          Unless otherwise indicated under "Special Issuance Instructions" below (Box 2), please issue the New Notes exchanged for tendered Old Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the New Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

          The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Buckeye upon the terms and subject to the conditions of the Exchange Offer. Such tenders will be subject only to withdrawal of tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders of Old Notes." All authority that the undersigned confers or agreed to confer in this Letter of Transmittal will survive the death, bankruptcy or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners under this Letter of Transmittal will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned and such Beneficial Owner(s).

          The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes being tendered, and (2), when the Old Notes are accepted for exchange as contemplated in this Letter of Transmittal, Buckeye will acquire good and unencumbered title to such Old Notes, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements, other obligations relating to their sale or transfer and adverse claims. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by Buckeye or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

          By accepting the Exchange Offer, the undersigned hereby represents and warrants that:

               (i) the New Notes being acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the undersigned or of any other person receiving New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes;

               (ii) neither the undersigned nor any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, is participating in, or has an intent to participate in, a distribution of the New Notes;

               (iii) neither the undersigned nor any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, has an arrangement or understanding with any other person to participate in a distribution of the New Notes; and

               (iv) neither the undersigned nor any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, is an "affiliate," as that term is defined in Rule 405 under the Securities Act, of Buckeye.

          If any of these representations and warranties are not true, then the undersigned is not eligible to participate in the Exchange Offer, cannot rely on the interpretations of the staff of the Securities and Exchange Commission in connection with the Exchange Offer and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale of the New Notes.

          If any of the undersigned or any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, such person hereby represents and warrants that it will deliver a prospectus in connection with any resale of New Notes. By acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     |_| CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED WITH THIS LETTER OF TRANSMITTAL.

     |_| CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE BOX 4 BELOW.

     |_| CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE BOX 5 BELOW.

     |_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS TO THE PROSPECTUS.

          Name:_________________________________________________________________

          Address:______________________________________________________________

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING THE BOXES


                                     Box 1

----------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF OLD NOTES TENDERED
                                   (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
  Name(s) and Address(es) of Registered Holder(s),    Certificate         Aggregate Principal   Aggregate Principal
exactly as name(s) appear(s) on Note Certificate(s)   Number(s) of Old    Amount Represented    Amount Tendered**
             (Please fill in, if blank)               Notes*              by Certificates(s)
----------------------------------------------------------------------------------------------------------------------

                                                      ------------------- --------------------- ----------------------

                                                      ------------------- --------------------- ----------------------

                                                      ------------------- --------------------- ----------------------

                                                      ------------------- --------------------- ----------------------

                                                      ------------------- --------------------- ----------------------

                                                      ------------------- --------------------- ----------------------

                                                      ------------------- --------------------- ----------------------

                                                      ------------------- --------------------- ----------------------

                                                      ------------------- --------------------- ----------------------
                                                      Total
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*  Need not be completed if Old Notes are being tendered by book-entry transfer.

** The minimum permitted tender is $1,000 in principal amount of Old Notes.  All other tenders must be in integral multiples of $1,000 of principal amount.  Unless otherwise indicated in this column, the aggregate principal amount of the Old Notes represented by the certificates identified in this Box 1 or delivered to the Exchange Agent with this letter will be deemed tendered.  See Instruction 3.
----------------------------------------------------------------------------------------------------------------------

                    Box 2                                                             Box 3

---------------------------------------------------                -------------------------------------------------
          SPECIAL ISSUANCE INSTRUCTIONS                                     SPECIAL ISSUANCE INSTRUCTIONS
          (SEE INSTRUCTIONS 4, 5 AND 6)                                     (SEE INSTRUCTIONS 4, 5 AND 6)

         To be completed ONLY if certificates for                            To be completed ONLY if certificates
Old Notes not exchanged and/or New Notes are to                    for Old Notes not exchanged and/or New Notes
be issued in the name of and sent to someone                       are to be sent to someone other than the
other than the undersigned or if Old Notes                         undersigned, or to the undersigned at an
delivered by book-entry transfer which are not                     address other than that shown in Box 1.
accepted for exchange are to be returned by
credit to an account maintained at DTC other than                  Mail New Note(s) and any untendered Old Notes
the account set forth in Box 5.                                    to:

Issue New Note(s) and/or Old Notes to:                             Name(s):_______________________________________
                                                                                      (Please Type or Print
Name(s):_______________________________________
                 (Please Type or Print)                            Address:_______________________________________

Address:_______________________________________                    _______________________________________________

_______________________________________________                    _______________________________________________
                (Include Zip Code)                                              (Include Zip Code)

_______________________________________________
(Tax Identification or Social Security Number)

|_|  Credit unexchanged Old Notes delivered
     by book-entry transfer to the DTC account set forth below:

_______________________________________________
           (DTC Account Number)
---------------------------------------------------              -------------------------------------------------

                     Box 4                                                                   Box 5

---------------------------------------------------                     -------------------------------------------------
            USE OF GUARANTEED DELIVERY                                             USE OF BOOK-ENTRY TRANSFER
               (SEE INSTRUCTION 1)                                                    (SEE INSTRUCTION 1)
         To be  completed  ONLY if Old  Notes  are                                To be completed ONLY if delivery of
being  tendered by means of a notice of guaranteed                      Old Notes is to be made by book-entry transfer.
delivery.
                                                                        Name of Tendering Institution:_________________
Issue New Note(s) and/or Old Notes to:                                  _______________________________________________

Name(s) of Registered Holder(s):__________________                      Address Number:________________________________
__________________________________________________
                                                                        _______________________________________________
Date of Execution of Notice of Guaranteed
Delivery:_________________________________________                      Transaction Code Number________________________
__________________________________________________                      _______________________________________________

Name of Institution which Guaranteed
Delivery:_________________________________________
__________________________________________________

---------------------------------------------------                     -------------------------------------------------

                                      Box 6

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                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 4)

X_______________________________________________________________________________

X_______________________________________________________________________________
(Signature of Registered Holder(s) or Authorized Signatory)

          Note: The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, that person must set forth his or her full title below. See Instruction 4.

Name(s):________________________________________________________________________

Capacity:_______________________________________________________________________

Street Address:_________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________
                        (Area Code and Telephone Number)

________________________________________________________________________________
                 (Tax Identification or Social Security Number)

Signature Guarantee:____________________________________________________________
                         (If Required by Instruction 4)

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________
                             (Please Type or Print)

Title:__________________________________________________________________________

Name of Firm:___________________________________________________________________
               (Must be an Eligible Institution as defined in Instruction 1)

Address:________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

Dated:__________________________________________________________________________

--------------------------------------------------------------------------------

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used if (a) certificates for Old Notes are to be physically delivered to the Exchange Agent herewith, (b) tenders are to be made according to the guaranteed delivery procedures or (c) tenders are to be made pursuant to the procedures for delivery by book-entry transfer, all as set forth in the Prospectus. For holders whose Old Notes are being delivered by book-entry transfer, delivery of an agent's message by DTC will satisfy the terms of the exchange offer in lieu of execution and delivery of a letter of transmittal by the participant(s) identified in the agent's message.

        To tender Old Notes validly pursuant to the Exchange Offer, either (a) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the Old Notes, or an Agent's Message, as the case may be, and any other documents required by this Letter of Transmittal or (b) a holder of Old Notes must comply with the guaranteed delivery procedures set forth below.

        Holders of Old Notes who desire to tender them pursuant to the Exchange Offer and whose certificates representing the Old Notes are not lost but are not immediately available, or time will not permit all required documents to reach the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to those procedures, (a) tender must be made by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934 (each, an "Eligible Institution") and, in each instance, that is a recognized participant in the Securities Transfer Agent Medallion Program ("STAMP") or a recognized participant in the Securities Exchange Agents Medallion Program or the Stock Exchange Medallion Program (a "Medallion Signature Guarantor"), (b) the Exchange Agent must have received from the Eligible Institution before 5:00 p.m., New York City time, on the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery, or overnight carrier), and (c) the certificates for all physically delivered Old Notes in proper form for transfer together with a properly completed and duly executed Letter of Transmittal or Agent's Message, as the case may be, and all other documents required by this Letter of Transmittal or the Prospectus, must be received by the Exchange Agent within three trading days (on the New York Stock Exchange after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

        The method of delivery of this letter of transmittal, the certificates for Old Notes and other required documents will be at the election and risk of the tendering holder. Except as otherwise provided in this letter of Transmittal and in the Prospectus, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend that the holder use properly insured, registered mail with return receipt requested. We further recommend the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date.

     2. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name tendered Old Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of that registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Old Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal, or an Agent's Message by DTC, on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or DTC Participant from Beneficial Owner form accompanying this Letter of Transmittal.

     3. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Old Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of Box 1 above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes held by the holder is not tendered, then Old Notes evidencing the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes tendered and accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     4. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the tendered Old Notes, the signature must correspond with the name(s) as written on the face of the tendered Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

        If any of the tendered Old Notes are registered in the name of two or more holders, all holders must sign this Letter of Transmittal. If any Old Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal or any Old Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit proper evidence satisfactory to Buckeye of such person's authority to so act.

        When this Letter of Transmittal is signed by the registered holders of the Old Notes tendered hereby, no endorsements of the Old Notes or separate instruments of transfer are required unless New Notes, or Old Notes not tendered or exchanged, are to be issued to a person other than the registered holders, in which case signatures on the Old Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

        If this Letter of Transmittal is signed other than by the registered holders of the Old Notes tendered hereby, those Old Notes must be endorsed or accompanied by appropriate instruments of transfer and a duly completed proxy entitling the signer of this Letter of Transmittal to consent with respect to those Old Notes, on behalf of the registered holders, in any case signed exactly as the name or names of the registered holders appear on the Old Notes, and signatures on those Old Notes or instruments of transfer and proxy must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

        Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless (a) the Old Notes tendered hereby are tendered by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner of the Old Notes) that has not completed Box 2 entitled "Special Issuance Instructions" or Box 3 entitled "Special Delivery Instructions" in this Letter of Transmittal, or (b) the Old Notes are tendered for the account of an Eligible Institution. If the Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, if Old Notes not accepted for exchange or not tendered are to be registered in the name of or returned to a person other than the registered holder, or if New Notes are to be issued to someone or delivered to someone other than the registered holder of the Old Notes, then the signatures on this Letter of Transmittal accompanying the tendered Old Notes must be guaranteed by a Medallion Signature Guarantor as described above.

        Is Letter of Transmittal and Old Notes should be sent only to the Exchange Agent, and not to Buckeye or DTC.

     5. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the appropriate box (Box 2 or 3), the name and address to which the New Notes and/or substitute certificates evidencing Old Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as the Holder may designate on this Letter of Transmittal. If no instructions are given, the Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

     6. Transfer Taxes. Buckeye will pay all transfer taxes, if any, applicable to the exchange of tendered Old Notes pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if Old Notes tendered hereby are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of tendered Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of those taxes or exemption from those taxes is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the tendered Old Notes listed in this Letter of Transmittal.

     7. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by Buckeye. This determination will be final and binding. Buckeye reserves the absolute right to reject any and all tenders of Old Notes not in proper form or the acceptance of which for exchange may, in the opinion of Buckeye's counsel, be unlawful. Buckeye also reserves the absolute right to waive any conditions of the Exchange Offer or any defect or irregularity in the tender of Old Notes. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by Buckeye will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as Buckeye determines. Neither Buckeye, the Exchange Agent nor any other person will be under any duty to give notification of defects or irregularities to holders of Old Notes or incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until the defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived, or if Old Notes are submitted in principal amount greater than the principal amount of Old Notes being tendered, the unaccepted or non-exchanged Old Notes or substitute Old Notes evidencing the unaccepted or non-exchanged portion of the Old Notes, as appropriate, will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     8. Waiver Of Conditions. Buckeye reserves the absolute right to waive any of the conditions of the Exchange Offer in the case of any tendered Old Notes.

     9. No Conditional Tenders. No alternative, conditional, irregular or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

     10. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated in this Letter of Transmittal for further instructions.

     11. Requests For Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number indicated in this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     12. Acceptance of Tendered Old Notes and Issuance Of New Notes; Return of Old Notes. Subject to the terms and conditions of the Exchange Offer, Buckeye will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes for the Old Notes as soon as practicable thereafter. For purposes of the Exchange Offer, Buckeye will be deemed to have accepted tendered Old Notes when, as and if Buckeye has given written or oral notice (immediately followed in writing) of acceptance to the Exchange

Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, those unexchanged Old Notes will be returned, without expense, to the tendering holder at the address shown in Box 1 or at such other address as the tendering holder may be indicate in this Letter of Transmittal under "Special Delivery Instructions." (Box 3)

     13. Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders of Old Notes."